UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2024

Date of reporting period:	May 1, 2023 – April 30, 2024

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam INVESTMENTS
A Franklin Templeton Company

Putnam Core Equity Fund

Annual report
4 | 30 | 24

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semiannual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund's shareholder reports will be mailed to you beginning in July 2024.

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PMYAX

Putnam
Core Equity
Fund

Annual report
4 | 30 | 24

Message from the Trustees

June 5, 2024

Dear Fellow Shareholder:

We are pleased to report that on January 1, 2024, Franklin Resources, Inc., a leading global asset management firm operating as Franklin Templeton, acquired Putnam Investments. With complementary capabilities and an established infrastructure serving over 150 countries, Franklin Templeton enhances Putnam’s investment, risk management, operations, and technology platforms. Together, our firms are committed to delivering strong fund performance and more choices for our investors.

We are also pleased to welcome Jane E. Trust and Gregory G. McGreevey to your Board of Trustees. Ms. Trust is an interested trustee who has served as Senior Vice President, Fund Board Management, at Franklin Templeton since 2020. Mr. McGreevey joins the Board as an independent trustee, most recently serving as Senior Managing Director, Investments, at Invesco Ltd., until 2023.

As we enter this new chapter, you can rest assured that your fund continues to be actively managed by the same experienced investment professionals. Your investment team is exploring new and attractive opportunities for your fund while monitoring changing market conditions.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 6–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com or franklintempleton.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/24. See above and pages 6–8 for additional fund performance information. Index descriptions can be found on page 10.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Core Equity Fund

How were conditions for stock market investors during the reporting period?

U.S. stocks posted solid gains for the 12-month period. Stock market performance, although strong for the period overall, fluctuated at times as investors closely monitored inflation data, economic growth, and Federal Reserve policy. A big concern was whether the Fed could manage a soft landing for the economy — that is, raise interest rates just enough to keep inflation in check while also avoiding a recession. So far, the Fed has managed to do so, but uncertainty remains. In addition to concern over the Fed, geopolitical issues such as the Russia-Ukraine War and the crisis in the Middle East caused bouts of stock market volatility.

When the period began, in May 2023, investors were cautious, focused on the potential for recession, and anxious on the heels of a U.S. regional banking crisis. However, stocks powered ahead through most of 2023, and recorded a strong finish to the year. In 2024, stock market strength continued, and major market indexes continued to reach record highs into the month of March. However, the rally came to an end in April, when most indexes fell,

Core Equity Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 4/30/24. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

The table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/24. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Core Equity Fund

including the S&P 500 Index, which posted its first monthly decline since October 2023.

How did the fund perform in this environment?

For the 12-month reporting period, the fund returned 25.44%, outperforming its benchmark, the Russell 3000 Index, which returned 22.30%.

What were some stocks that helped fund performance relative to the benchmark during the period?

The top contributor to relative performance was Constellation Energy, one of the largest producers of nuclear energy in the United States. The company reported strong first quarter earnings that exceeded analyst expectations. Investors are anticipating surging demand from artificial intelligence data centers.

Another top contributor was PulteGroup, one of the largest home construction companies in the United States. Toward the close of the reporting period, Pulte reported strong earnings growth resulting from an increase in home sales and growth in new home orders during the first quarter of 2024.

What were some holdings that detracted from performance during the period?

Among the top detractors was Gaming & Leisure Properties, a real estate investment trust focused on acquiring property assets leased to gaming operators. The stock struggled along with most stocks in its industry, especially in 2023, when it was challenged by the environment of rising interest rates.

Coca-Cola was also a detractor from the fund’s relative performance for the period. Inflation pressures, especially for lower-income consumers, and higher commodity costs for the business, weighed on the stock during the period.

What is your outlook for the months ahead?

After a lengthy period of very strong performance for U.S. stocks, we saw a downturn in the final month of the period. Concerns about inflation and interest rates began to negatively affect investor sentiment, which may not rebound until inflation shows signs of easing and getting closer to the Federal Reserve’s 2% target. Investors will need to be patient as financial markets also grapple with geopolitical risks in the Middle East and a contentious election year in the U.S.

As for the fund, we believe it will continue to benefit from our diversified core approach, which allows us to invest in both growth and value stocks. Regardless of the market environment, we remain focused on our disciplined investment process and the long-term potential of the companies in which we invest.

Thank you both for your time and insights today.

The foregoing information reflects our views, which are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Core Equity Fund 5

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2024, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or franklintempleton.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors.

Annualized fund performance Total return for periods ended 4/30/24

	Life of fund	10 years	5 years	3 years	1 year
Class A (9/24/10)
Before sales charge	14.63%	12.30%	14.54%	8.28%	25.44%
After sales charge	14.14	11.64	13.19	6.17	18.22
Class B (9/24/10)
Before CDSC	14.13	11.63	13.69	7.47	24.51
After CDSC	14.13	11.63	13.45	6.60	19.51
Class C (9/24/10)
Before CDSC	14.13	11.63	13.69	7.48	24.52
After CDSC	14.13	11.63	13.69	7.48	23.52
Class R (9/24/10)
Net asset value	14.35	12.02	14.25	8.02	25.17
Class R6 (5/22/18)
Net asset value	14.97	12.64	14.94	8.65	25.86
Class Y (9/24/10)
Net asset value	14.92	12.58	14.84	8.55	25.77

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

6 Core Equity Fund

Comparative annualized index returns For periods ended 4/30/24

	Life of fund	10 years	5 years	3 years	1 year
Russell 3000 Index	13.27%	11.81%	12.43%	6.35%	22.30%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $30,041 and $30,053, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $31,112, $32,893, and $32,713, respectively.

Fund price and distribution information For the 12-month period ended 4/30/24

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.253		—	$0.023	$0.230	$0.364	$0.340
Capital gains
Long-term gains	0.592		0.592	0.592	0.592	0.592	0.592
Short-term gains	—		—	—	—	—	—
Total	$0.845		$0.592	$0.615	$0.822	$0.956	$0.932
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
4/30/23	$30.84	$32.72	$29.38	$29.31	$30.54	$31.13	$31.10
4/30/24	37.74	40.04	35.92	35.81	37.31	38.11	38.07

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Core Equity Fund 7

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/24

	Life of fund	10 years	5 years	3 years	1 year
Class A (9/24/10)
Before sales charge	15.09%	12.75%	16.64%	11.72%	33.68%
After sales charge	14.59	12.09	15.27	9.54	25.99
Class B (9/24/10)
Before CDSC	14.58	12.08	15.77	10.87	32.61
After CDSC	14.58	12.08	15.55	10.05	27.61
Class C (9/24/10)
Before CDSC	14.59	12.08	15.78	10.88	32.66
After CDSC	14.59	12.08	15.78	10.88	31.66
Class R (9/24/10)
Net asset value	14.81	12.47	16.35	11.44	33.33
Class R6 (5/22/18)
Net asset value	15.43	13.10	17.06	12.09	34.09
Class Y (9/24/10)
Net asset value	15.38	13.04	16.94	11.99	34.00

See the discussion following the fund performance table on page 6 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 4/30/23	0.99%	1.74%	1.74%	1.24%	0.64%	0.74%
Annualized expense ratio for the
six-month period ended 4/30/24†	0.97%	1.72%	1.72%	1.22%	0.63%	0.72%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

8 Core Equity Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/23 to 4/30/24. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.34	$9.45	$9.45	$6.71	$3.47	$3.97
Ending value (after expenses)	$1,215.00	$1,210.50	$1,210.50	$1,213.60	$1,217.20	$1,216.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/24. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (366).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/24, use the following calculation method. To find the value of your investment on 11/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.87	$8.62	$8.62	$6.12	$3.17	$3.62
Ending value (after expenses)	$1,020.04	$1,016.31	$1,016.31	$1,018.80	$1,021.73	$1,021.28

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/24. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (366).

Core Equity Fund 9

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments or Franklin Templeton, or any of its products or services.

10 Core Equity Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, your fund’s manager sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

The Putnam Funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain The Putnam Funds’ proxy voting guidelines and procedures at no charge by calling Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Liquidity risk management program

Putnam Investment Management, LLC (“Putnam Management”), as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2024. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2023 through December 2023. The report included a description of the annual liquidity assessment of the fund that Putnam Management performed in November 2023. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam Management concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Core Equity Fund 11

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

12 Core Equity Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Core Equity Fund 13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Core Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Core Equity Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of April 30, 2024, the related statement of operations for the year ended April 30, 2024, the statement of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the four years in the period ended April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2024 and the financial highlights for each of the four years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended April 30, 2020 and the financial highlights for each of the periods ended on or prior to April 30, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 8, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 5, 2024

We have served as the auditor of one or more investment companies in the Putnam Funds family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

14 Core Equity Fund

The fund’s portfolio 4/30/24 (Unaudited)

COMMON STOCKS (93.8%)*	Shares	Value
Aerospace and defense (0.7%)
Northrop Grumman Corp.	33,666	$16,329,020
RTX Corp.	134,215	13,625,507
		29,954,527
Air freight and logistics (0.3%)
FedEx Corp.	48,450	12,683,241
		12,683,241
Automobiles (1.0%)
General Motors Co.	264,780	11,790,653
Tesla, Inc. †	158,660	29,079,205
		40,869,858
Banks (4.3%)
Bank of America Corp.	1,650,066	61,068,943
Citigroup, Inc.	686,481	42,101,880
Five Star Bancorp	335,524	7,254,029
Heartland Financial USA, Inc.	235,947	9,935,728
JPMorgan Chase & Co.	269,493	51,672,588
KeyCorp	883,795	12,806,190
		184,839,358
Beverages (1.7%)
Coca-Cola Co. (The)	824,137	50,906,942
Molson Coors Beverage Co. Class B	346,193	19,823,011
		70,729,953
Biotechnology (1.9%)
AbbVie, Inc.	226,058	36,766,073
Amgen, Inc.	57,368	15,715,390
Regeneron Pharmaceuticals, Inc. †	30,452	27,122,378
		79,603,841
Broadline retail (3.7%)
Amazon.com, Inc. †	816,981	142,971,675
eBay, Inc.	239,180	12,327,337
		155,299,012
Capital markets (4.9%)
Ameriprise Financial, Inc.	130,936	53,918,135
Bank of New York Mellon Corp. (The)	595,308	33,628,949
Goldman Sachs Group, Inc. (The)	113,965	48,630,005
LPL Financial Holdings, Inc.	28,352	7,630,374
Morgan Stanley	80,668	7,327,881
Raymond James Financial, Inc.	405,610	49,484,420
TPG, Inc.	205,008	8,835,845
		209,455,609
Chemicals (0.7%)
DuPont de Nemours, Inc.	113,281	8,212,873
Eastman Chemical Co.	239,377	22,606,764
		30,819,637
Commercial services and supplies (0.4%)
Cintas Corp.	25,955	17,087,215
		17,087,215

Core Equity Fund 15

COMMON STOCKS (93.8%)* cont.	Shares	Value
Communications equipment (0.9%)
Cisco Systems, Inc.	780,992	$36,691,004
		36,691,004
Consumer staples distribution and retail (2.8%)
Casey’s General Stores, Inc.	26,432	8,447,139
Kroger Co. (The)	452,608	25,065,431
Target Corp.	198,190	31,904,626
Walmart, Inc.	877,958	52,106,807
		117,524,003
Containers and packaging (0.3%)
Berry Global Group, Inc.	189,422	10,728,862
		10,728,862
Distributors (0.3%)
LKQ Corp.	292,720	12,625,014
		12,625,014
Diversified consumer services (0.1%)
Graham Holdings Co. Class B	7,597	5,328,308
		5,328,308
Diversified REITs (0.3%)
Armada Hoffler Properties, Inc. R	1,379,105	14,508,185
		14,508,185
Diversified telecommunication services (0.5%)
AT&T, Inc.	884,406	14,937,617
Liberty Global, Ltd. Class A (United Kingdom) †	312,103	4,960,877
		19,898,494
Electric utilities (3.5%)
Constellation Energy Corp.	241,902	44,979,258
NRG Energy, Inc.	600,655	43,649,599
PG&E Corp.	2,881,024	49,294,321
Xcel Energy, Inc.	232,668	12,501,252
		150,424,430
Entertainment (1.2%)
Electronic Arts, Inc.	79,405	10,070,142
Universal Music Group NV (Netherlands)	567,868	16,681,011
Walt Disney Co. (The)	204,421	22,711,173
		49,462,326
Financial services (5.0%)
Apollo Global Management, Inc.	475,513	51,536,099
Berkshire Hathaway, Inc. Class B †	206,732	82,016,786
Mastercard, Inc. Class A	179,797	81,124,406
		214,677,291
Food products (0.1%)
Hershey Co. (The)	23,138	4,486,921
		4,486,921
Ground transportation (1.1%)
Union Pacific Corp.	200,416	47,530,659
		47,530,659
Health care equipment and supplies (0.2%)
Medtronic PLC	81,030	6,501,847
Nyxoah SA (Belgium) †	183,630	1,911,588
		8,413,435

16 Core Equity Fund

COMMON STOCKS (93.8%)* cont.	Shares	Value
Health care providers and services (4.9%)
CVS Health Corp.	249,572	$16,898,520
Elevance Health, Inc.	48,356	25,560,014
HCA Healthcare, Inc.	59,175	18,333,599
McKesson Corp.	113,321	60,877,174
Tenet Healthcare Corp. †	196,034	22,012,658
UnitedHealth Group, Inc.	130,339	63,044,974
		206,726,939
Hotels, restaurants, and leisure (1.6%)
Brinker International, Inc. † S	189,399	10,151,786
Chuy’s Holdings, Inc. †	298,019	8,779,640
First Watch Restaurant Group, Inc. † S	331,404	8,457,430
Hilton Worldwide Holdings, Inc.	116,684	23,019,420
McDonald’s Corp.	56,720	15,486,829
Vail Resorts, Inc. S	17,864	3,382,906
		69,278,011
Household durables (1.2%)
PulteGroup, Inc. S	428,653	47,760,517
Smith Douglas Homes Corp. †	78,194	2,273,100
		50,033,617
Household products (0.8%)
Procter & Gamble Co. (The)	219,711	35,856,835
		35,856,835
Industrial conglomerates (0.5%)
Honeywell International, Inc.	114,089	21,988,373
		21,988,373
Insurance (1.1%)
Arch Capital Group, Ltd. †	335,751	31,406,149
Assured Guaranty, Ltd.	198,296	15,209,303
		46,615,452
Interactive media and services (6.6%)
Alphabet, Inc. Class C †	1,008,652	166,064,465
Meta Platforms, Inc. Class A	255,089	109,731,635
Pinterest, Inc. Class A †	190,262	6,364,264
		282,160,364
IT Services (1.1%)
Gartner, Inc. †	70,583	29,121,840
GoDaddy, Inc. Class A †	151,294	18,515,360
		47,637,200
Life sciences tools and services (0.1%)
Bio-Rad Laboratories, Inc. Class A †	20,761	5,600,280
		5,600,280
Machinery (1.8%)
Deere & Co.	41,533	16,256,432
Otis Worldwide Corp.	622,210	56,745,552
Snap-On, Inc. S	20,686	5,543,021
		78,545,005

Core Equity Fund 17

COMMON STOCKS (93.8%)* cont.	Shares	Value
Media (0.5%)
Charter Communications, Inc. Class A † S	36,053	$9,227,405
Ibotta, Inc. Class A † S	27,757	2,838,708
New York Times Co. (The) Class A	189,583	8,157,756
		20,223,869
Metals and mining (1.5%)
Freeport-McMoRan, Inc.	624,425	31,183,785
Nucor Corp.	198,261	33,412,926
		64,596,711
Mortgage real estate investment trusts (REITs) (0.2%)
Starwood Property Trust, Inc. R S	558,131	10,587,745
		10,587,745
Office REITs (0.2%)
Highwoods Properties, Inc. R S	248,678	6,515,364
		6,515,364
Oil, gas, and consumable fuels (2.5%)
Antero Resources Corp. †	408,875	13,905,839
ConocoPhillips	380,650	47,817,253
Exxon Mobil Corp.	394,705	46,681,760
		108,404,852
Passenger airlines (0.6%)
Southwest Airlines Co.	984,064	25,526,620
		25,526,620
Personal care products (0.4%)
Kenvue, Inc.	822,234	15,474,444
		15,474,444
Pharmaceuticals (4.3%)
AstraZeneca PLC ADR (United Kingdom)	167,656	12,721,737
Eli Lilly and Co.	105,957	82,763,013
Johnson & Johnson	237,442	34,331,739
Merck & Co., Inc.	336,187	43,442,084
Royalty Pharma PLC Class A	401,730	11,127,921
		184,386,494
Professional services (0.1%)
UL Solutions, Inc. Class A † S	83,641	2,935,799
		2,935,799
Real estate management and development (1.2%)
CBRE Group, Inc. Class A †	493,787	42,905,152
CoStar Group, Inc. †	89,546	8,196,145
		51,101,297
Semiconductors and semiconductor equipment (7.7%)
Broadcom, Inc.	37,580	48,864,147
Intel Corp.	270,235	8,234,060
Lam Research Corp.	69,084	61,789,420
NVIDIA Corp.	209,467	180,983,677
Qualcomm, Inc.	162,912	27,018,955
		326,890,259
Software (10.4%)
Adobe, Inc. †	55,109	25,506,098
Fair Isaac Corp. †	9,812	11,120,234

18 Core Equity Fund

COMMON STOCKS (93.8%)* cont.	Shares	Value
Software cont.
Jamf Holding Corp. †	282,004	$5,490,618
Microsoft Corp.	789,801	307,493,223
NCR Voyix Corp. †	265,381	3,250,917
Oracle Corp.	551,260	62,705,825
Salesforce, Inc. †	106,297	28,587,515
		444,154,430
Specialized REITs (0.8%)
Gaming and Leisure Properties, Inc. R	767,215	32,783,097
		32,783,097
Specialty retail (1.6%)
Best Buy Co., Inc.	275,171	20,263,592
Lowe’s Cos., Inc.	203,439	46,382,058
		66,645,650
Technology hardware, storage, and peripherals (5.3%)
Apple, Inc.	1,317,906	224,478,929
		224,478,929
Textiles, apparel, and luxury goods (0.2%)
Lululemon Athletica, Inc. (Canada) †	23,488	8,469,773
		8,469,773
Trading companies and distributors (0.7%)
United Rentals, Inc.	42,930	28,676,811
		28,676,811
Total common stocks (cost $2,116,744,829)		$3,989,935,403

INVESTMENT COMPANIES (1.3%)*	Shares	Value
iShares Expanded Tech-Software Sector ETF S	715,616	$56,479,993
Total investment companies (cost $39,992,331)		$56,479,993

PURCHASED OPTIONS OUTSTANDING (—%)* Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Bank of America N.A.
Eli Lilly and Co. (Put)	May-24/$660.00	$22,009,055	$28,177	$6,154
JPMorgan Chase Bank N.A.
Constellation Energy Corp. (Put)	May-24/170.00	10,752,166	57,826	175,158
Total purchased options outstanding (cost $1,075,153)				$181,312

SHORT-TERM INVESTMENTS (6.8%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 5.61% [d]	Shares	92,100,400	$92,100,400
Putnam Short Term Investment Fund Class P 5.48% L	Shares	182,256,342	182,256,342
U.S. Treasury Bills 5.390%, 5/23/24 ∆		$7,900,000	7,874,509
U.S. Treasury Bills 5.377%, 6/25/24 # ∆		9,100,000	9,026,628
Total short-term investments (cost $291,258,986)			$291,257,879

TOTAL INVESTMENTS
Total investments (cost $2,449,071,299)	$4,337,854,587

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

Core Equity Fund 19

ETF	Exchange Traded Fund

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2023 through April 30, 2024. Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $4,252,053,156.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $8,472,947 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $511,966 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 4/30/24
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Russell 2000 Index E-Mini (Long)	921	$90,898,371	$91,436,880	Jun-24	$(5,365,000)
S&P 500 Index E-Mini (Long)	186	46,831,917	47,123,100	Jun-24	(1,159,101)
Unrealized appreciation					—
Unrealized (depreciation)					(6,524,101)
Total					$(6,524,101)

WRITTEN OPTIONS OUTSTANDING at 4/30/24 (premiums $949,187)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Bank of America N.A.
Eli Lilly and Co. (Call)	May-24/$780.00	$22,009,055	$28,177	$573,232
JPMorgan Chase Bank N.A.
Constellation Energy Corp. (Call)	May-24/190.00	10,752,166	57,826	429,355
Total				$1,002,587

20 Core Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$355,064,042	$16,681,011	$—
Consumer discretionary	408,549,243	—	—
Consumer staples	244,072,156	—	—
Energy	108,404,852	—	—
Financials	666,175,455	—	—
Health care	484,730,989	—	—
Industrials	264,928,250	—	—
Information technology	1,079,851,822	—	—
Materials	106,145,210	—	—
Real estate	104,907,943	—	—
Utilities	150,424,430	—	—
Total common stocks	3,973,254,392	16,681,011	—
Investment companies	56,479,993	—	—
Purchased options outstanding	—	181,312	—
Short-term investments	—	291,257,879	—
Totals by level	$4,029,734,385	$308,120,202	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(6,524,101)	$—	$—
Written options outstanding	—	(1,002,587)	—
Totals by level	$(6,524,101)	$(1,002,587)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund 21

Statement of assets and liabilities 4/30/24

ASSETS
Investment in securities, at value, including $88,410,586 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,174,714,557)	$4,063,497,845
Affiliated issuers (identified cost $274,356,742) (Note 5)	274,356,742
Cash	750,664
Foreign currency (cost $17) (Note 1)	17
Dividends, interest and other receivables	3,446,673
Receivable for shares of the fund sold	6,205,154
Receivable for investments sold	23,359,144
Prepaid assets	77,626
Total assets	4,371,693,865

LIABILITIES
Payable for investments purchased	16,778,961
Payable for shares of the fund repurchased	2,606,595
Payable for compensation of Manager (Note 2)	1,970,232
Payable for custodian fees (Note 2)	22,016
Payable for investor servicing fees (Note 2)	933,370
Payable for Trustee compensation and expenses (Note 2)	610,510
Payable for administrative services (Note 2)	11,588
Payable for distribution fees (Note 2)	651,401
Payable for variation margin on futures contracts (Note 1)	2,655,076
Written options outstanding, at value (premiums $949,187) (Note 1)	1,002,587
Collateral on securities loaned, at value (Note 1)	92,100,400
Other accrued expenses	297,973
Total liabilities	119,640,709

Net assets	$4,252,053,156

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,253,849,973
Total distributable earnings (Note 1)	1,998,203,183
Total — Representing net assets applicable to capital shares outstanding	$4,252,053,156

(Continued on next page)

22 Core Equity Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($2,600,257,731 divided by 68,896,662 shares)	$37.74
Offering price per class A share (100/94.25 of $37.74)*	$40.04
Net asset value and offering price per class B share ($4,600,503 divided by 128,061 shares)**	$35.92
Net asset value and offering price per class C share ($117,990,910 divided by 3,295,103 shares)**	$35.81
Net asset value, offering price and redemption price per class R share
($14,022,497 divided by 375,871 shares)	$37.31
Net asset value, offering price and redemption price per class R6 share
($94,065,412 divided by 2,467,976 shares)	$38.11
Net asset value, offering price and redemption price per class Y share
($1,421,116,103 divided by 37,329,723 shares)	$38.07

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund 23

Statement of operations Year ended 4/30/24

INVESTMENT INCOME
Dividends (net of foreign tax of $65,437)	$50,059,814
Interest (including interest income of $9,745,266 from investments in affiliated issuers) (Note 5)	13,566,627
Securities lending (net of expenses) (Notes 1 and 5)	390,543
Total investment income	64,016,984

EXPENSES
Compensation of Manager (Note 2)	20,367,260
Investor servicing fees (Note 2)	5,062,743
Custodian fees (Note 2)	47,426
Trustee compensation and expenses (Note 2)	184,211
Distribution fees (Note 2)	7,271,744
Administrative services (Note 2)	109,962
Other	995,608
Fees waived and reimbursed by Manager (Note 2)	(20,938)
Total expenses	34,018,016
Expense reduction (Note 2)	(52,490)
Net expenses	33,965,526

Net investment income	30,051,458

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Securities from unaffiliated issuers (Notes 1 and 3)	68,335,918
Securities from affiliated issuers (Note 5)	1,535,848
Foreign currency transactions (Note 1)	2,146
Futures contracts (Note 1)	27,243,168
Written options (Note 1)	1,008,067
Total net realized gain	98,125,147
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	721,490,392
Assets and liabilities in foreign currencies	(2)
Futures contracts	(11,542,559)
Written options	(53,400)
Total change in net unrealized appreciation	709,894,431

Net gain on investments	808,019,578

Net increase in net assets resulting from operations	$838,071,036

The accompanying notes are an integral part of these financial statements.

24 Core Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/24	Year ended 4/30/23
Operations
Net investment income	$30,051,458	$26,940,191
Net realized gain on investments
and foreign currency transactions	98,125,147	48,349,420
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	709,894,431	(4,479,361)
Net increase in net assets resulting from operations	838,071,036	70,810,250
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(17,468,642)	(547,114)
Class C	(77,907)	—
Class R	(70,807)	—
Class R6	(846,834)	(256,846)
Class Y	(10,985,172)	(2,240,309)
Net realized short-term gain on investments
Class A	—	(11,567,091)
Class B	—	(80,094)
Class C	—	(631,117)
Class R	—	(33,416)
Class R6	—	(360,943)
Class Y	—	(4,151,080)
From capital gain on investments
Net realized long-term gain on investments
Class A	(40,876,142)	(85,422,917)
Class B	(111,304)	(591,498)
Class C	(2,005,059)	(4,660,801)
Class R	(182,251)	(246,771)
Class R6	(1,377,268)	(2,665,562)
Class Y	(19,127,123)	(30,655,710)
Increase from capital share transactions (Note 4)	312,455,269	44,648,377
Total increase (decrease) in net assets	1,057,397,796	(28,652,642)

NET ASSETS
Beginning of year	3,194,655,360	3,223,308,002
End of year	$4,252,053,156	$3,194,655,360

The accompanying notes are an integral part of these financial statements.

Core Equity Fund 25

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
April 30, 2024	$30.84	.26	7.48	7.74	(.25)	(.59)	(.84)	$37.74	25.44	$2,600,258	.97[d]	.76[d]	17
April 30, 2023	31.57	.25	.44	.69	(.01)	(1.41)	(1.42)	30.84	2.46	2,176,484.98		.84	13
April 30, 2022	34.95	.14	(.31)	(.17)	(.26)	(2.95)	(3.21)	31.57	(1.21)	2,221,203.96		.41	23
April 30, 2021	22.64	.19	12.78	12.97	(.26)	(.40)	(.66)	34.95	57.85	2,338,484.98		.68	46
April 30, 2020	24.11	.25	(.54)	(.29)	(.21)	(.97)	(1.18)	22.64	(1.62)	1,583,575	1.00	1.04	26
Class B
April 30, 2024	$29.38	.02	7.11	7.13	—	(.59)	(.59)	$35.92	24.51	$4,601	1.72[d]	.05[d]	17
April 30, 2023	30.36	.03	.40	.43	—	(1.41)	(1.41)	29.38	1.69	10,455	1.73	.10	13
April 30, 2022	33.73	(.12)	(.30)	(.42)	—	(2.95)	(2.95)	30.36	(1.96)	20,462	1.71	(.34)	23
April 30, 2021	21.87	(.01)	12.31	12.30	(.04)	(.40)	(.44)	33.73	56.61	30,911	1.73	(.04)	46
April 30, 2020	23.30	.07	(.52)	(.45)	(.01)	(.97)	(.98)	21.87	(2.30)	27,496	1.75	.30	26
Class C
April 30, 2024	$29.31	—[e]	7.11	7.11	(.02)	(.59)	(.61)	$35.81	24.52	$117,991	1.72[d]	.01[d]	17
April 30, 2023	30.29	.03	.40	.43	—	(1.41)	(1.41)	29.31	1.69	104,751	1.73	.09	13
April 30, 2022	33.65	(.12)	(.29)	(.41)	—	(2.95)	(2.95)	30.29	(1.94)	131,616	1.71	(.34)	23
April 30, 2021	21.83	(.01)	12.28	12.27	(.05)	(.40)	(.45)	33.65	56.59	163,875	1.73	(.05)	46
April 30, 2020	23.27	.07	(.52)	(.45)	(.02)	(.97)	(.99)	21.83	(2.30)	136,476	1.75	.30	26
Class R
April 30, 2024	$30.54	.17	7.42	7.59	(.23)	(.59)	(.82)	$37.31	25.17	$14,022	1.22[d]	.48[d]	17
April 30, 2023	31.35	.18	.42	.60	—	(1.41)	(1.41)	30.54	2.19	6,651	1.23	.60	13
April 30, 2022	34.77	.06	(.31)	(.25)	(.22)	(2.95)	(3.17)	31.35	(1.46)	5,193	1.21	.16	23
April 30, 2021	22.50	.13	12.69	12.82	(.15)	(.40)	(.55)	34.77	57.45	3,796	1.23	.45	46
April 30, 2020	23.96	.19	(.55)	(.36)	(.13)	(.97)	(1.10)	22.50	(1.89)	3,043	1.25	.80	26
Class R6
April 30, 2024	$31.13	.38	7.55	7.93	(.36)	(.59)	(.95)	$38.11	25.86	$94,065	.63[d]	1.09[d]	17
April 30, 2023	31.86	.36	.44	.80	(.12)	(1.41)	(1.53)	31.13	2.81	69,099.64		1.19	13
April 30, 2022	35.24	.27	(.32)	(.05)	(.38)	(2.95)	(3.33)	31.86	(.87)	66,451.62		.75	23
April 30, 2021	22.82	.29	12.88	13.17	(.35)	(.40)	(.75)	35.24	58.37	51,886.63		1.03	46
April 30, 2020	24.28	.34	(.53)	(.19)	(.30)	(.97)	(1.27)	22.82	(1.23)	35,151.63		1.40	26
Class Y
April 30, 2024	$31.10	.35	7.55	7.90	(.34)	(.59)	(.93)	$38.07	25.77	$1,421,116	.72[d]	.99[d]	17
April 30, 2023	31.83	.33	.44	.77	(.09)	(1.41)	(1.50)	31.10	2.72	827,215.73		1.10	13
April 30, 2022	35.22	.23	(.32)	(.09)	(.35)	(2.95)	(3.30)	31.83	(.98)	778,384.71		.66	23
April 30, 2021	22.80	.26	12.88	13.14	(.32)	(.40)	(.72)	35.22	58.26	625,574.73		.93	46
April 30, 2020	24.26	.32	(.54)	(.22)	(.27)	(.97)	(1.24)	22.80	(1.35)	420,613.75		1.30	26

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Core Equity Fund	Core Equity Fund 27

Financial highlights cont.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a waiver of certain fund expenses in connection with investments in Putnam Government Money Market Fund during the period. As a result of such waiver, the expenses of the fund reflect a reduction of less than 0.01% as a percentage of average net assets (Notes 2 and 5).

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28 Core Equity Fund

Notes to financial statements 4/30/24

Unless otherwise noted, the “reporting period” represents the period from May 1, 2023 through April 30, 2024. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Franklin Templeton	Franklin Resources, Inc.
JPMorgan	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam Management
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of
Franklin Templeton
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company

Putnam Core Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Under normal circumstances, the fund invests at least 80% of the fund’s net assets (plus the amount of any borrowings for investment purposes) in equity investments, including common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). This policy may be changed only after 60 days’ notice to shareholders.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares bought
Class A	Up to 5.75%	with no initial sales charge	None
Class B*	None	5.00% phased out over six years	Converts to class A shares after 8 years
Class C	None	1.00% eliminated after one year	Converts to class A shares after 8 years
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Core Equity Fund 29

Under the Trust’s Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

30 Core Equity Fund

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts for hedging against changes in values of securities it owns, owned or expects to own.

Core Equity Fund 31

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for equitizing cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $821,275 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $511,966 and may include amounts related to unsettled agreements.

32 Core Equity Fund

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, if any, is net of expenses and is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $92,100,400 and the value of securities loaned amounted to $88,410,586.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, from unrealized gains and losses on certain futures contracts and from straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $789,877 to decrease undistributed net investment income, $5,337 to decrease paid-in capital and $795,214 to increase accumulated net realized gain.

Core Equity Fund 33

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,935,388,235
Unrealized depreciation	(57,167,056)
Net unrealized appreciation	1,878,221,179
Undistributed ordinary income	28,901,316
Undistributed long-term gains	76,996,871
Undistributed short-term gains	14,083,817
Cost for federal income tax purposes	$2,452,106,720

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.547% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. For the reporting period, management fees paid were reduced by $20,938 relating to the fund’s investment in Putnam Government Money Market Fund.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

On January 1, 2024, a subsidiary of Franklin Templeton acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the parent company of Putnam Management and PIL, in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Management and PIL became indirect, wholly-owned subsidiaries of Franklin Templeton. The Transaction also resulted in the automatic termination of the investment management contract

34 Core Equity Fund

between the fund and Putnam Management and the sub-management contract for the fund between Putnam Management and PIL that were in place for the fund before the Transaction (together, the “Previous Advisory Contracts”). However, Putnam Management and PIL continue to provide uninterrupted services with respect to the fund pursuant to new investment management and sub-management contracts that were approved by fund shareholders at a shareholder meeting held in connection with the Transaction and that took effect on January 1, 2024 (together, the “New Advisory Contracts”). The terms of the New Advisory Contracts are substantially similar to those of the Previous Advisory Contracts, and the fee rates payable under the New Advisory Contracts are the same as the fee rates under the Previous Advisory Contracts.

Effective June 1, 2024, under an agreement with Putnam Management, Franklin Templeton Services, LLC, a wholly-owned subsidiary of Franklin Templeton and an affiliate of Putnam Management, will provide certain administrative services to the fund. The fee for those services will be paid by Putnam Management based on the fund’s average daily net assets, and is not an additional expense of the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,322,971	Class R	13,184
Class B	10,020	Class R6	40,105
Class C	154,275	Class Y	1,522,188
		Total	$5,062,743

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $52,490 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,395, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable from July 1, 1995 through December 31, 2023. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Core Equity Fund 35

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Franklin Templeton, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$6,031,201
Class B	1.00%	1.00%	72,454
Class C	1.00%	1.00%	1,120,131
Class R	1.00%	0.50%	47,958
Total			$7,271,744

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $237,745 from the sale of class A shares and received $2 and $3,851 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $195 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$854,230,811	$579,948,001
U.S. government securities (Long-term)	—	—
Total	$854,230,811	$579,948,001

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 4/30/24		YEAR ENDED 4/30/23
Class A	Shares	Amount	Shares	Amount
Shares sold	3,878,490	$133,453,609	3,512,259	$104,908,874
Shares issued in connection with
reinvestment of distributions	1,626,298	54,887,542	3,152,450	91,799,346
	5,504,788	188,341,151	6,664,709	196,708,220
Shares repurchased	(7,192,459)	(248,737,075)	(6,445,345)	(192,246,653)
Net increase (decrease)	(1,687,671)	$(60,395,924)	219,364	$4,461,567

36 Core Equity Fund

	YEAR ENDED 4/30/24		YEAR ENDED 4/30/23
Class B	Shares	Amount	Shares	Amount
Shares sold	2,800	$96,667	1,255	$36,004
Shares issued in connection with
reinvestment of distributions	3,441	110,879	24,056	669,470
	6,241	207,546	25,311	705,474
Shares repurchased	(234,024)	(7,572,005)	(343,395)	(9,898,950)
Net decrease	(227,783)	$(7,364,459)	(318,084)	$(9,193,476)

	YEAR ENDED 4/30/24		YEAR ENDED 4/30/23
Class C	Shares	Amount	Shares	Amount
Shares sold	1,290,283	$41,800,667	638,441	$18,123,081
Shares issued in connection with
reinvestment of distributions	61,826	1,985,853	182,052	5,053,755
	1,352,109	43,786,520	820,493	23,176,836
Shares repurchased	(1,631,307)	(52,924,513)	(1,591,640)	(45,351,911)
Net decrease	(279,198)	$(9,137,993)	(771,147)	$(22,175,075)

	YEAR ENDED 4/30/24		YEAR ENDED 4/30/23
Class R	Shares	Amount	Shares	Amount
Shares sold	190,881	$6,650,152	70,116	$2,048,227
Shares issued in connection with
reinvestment of distributions	7,577	253,058	9,702	280,187
	198,458	6,903,210	79,818	2,328,414
Shares repurchased	(40,350)	(1,416,610)	(27,690)	(824,941)
Net increase	158,108	$5,486,600	52,128	$1,503,473

	YEAR ENDED 4/30/24		YEAR ENDED 4/30/23
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,026,688	$37,499,993	409,819	$12,455,081
Shares issued in connection with
reinvestment of distributions	63,949	2,176,811	109,226	3,206,865
	1,090,637	39,676,804	519,045	15,661,946
Shares repurchased	(842,603)	(30,699,082)	(384,913)	(11,556,130)
Net increase	248,034	$8,977,722	134,132	$4,105,816

	YEAR ENDED 4/30/24		YEAR ENDED 4/30/23
Class Y	Shares	Amount	Shares	Amount
Shares sold	16,974,199	$596,852,549	7,640,785	$231,486,328
Shares issued in connection with
reinvestment of distributions	839,498	28,551,312	1,183,636	34,727,870
	17,813,697	625,403,861	8,824,421	266,214,198
Shares repurchased	(7,085,258)	(250,514,538)	(6,677,902)	(200,268,126)
Net increase	10,728,439	$374,889,323	2,146,519	$65,946,072

Core Equity Fund 37

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

						Shares	Fair value
	Fair value as	Purchase	Sale	Investment	Realized	outstanding	as of
Name of affiliate	of 4/30/23	cost	proceeds	income	gain (loss)	at period end	4/30/24
Short-term investments
Putnam Cash
Collateral
Pool, LLC*	$49,476,543	$1,390,303,931	$1,347,680,074	$3,298,686	$—	92,100,400	$92,100,400
Putnam
Government
Money Market
Fund ClassG†	—	21,000,000	21,000,000	381,994	—	—	—
Putnam Short
Term Investment
Fund ClassP‡	160,596,581	250,433,880	228,774,119	9,363,272	—	182,256,342	182,256,342
Total Short-term
investments	210,073,124	1,661,737,811	1,597,454,193	13,043,952	—		274,356,742
Common stocks**
Consumer
discretionary
GEN Restaurant
Group, Inc.Δ	—	2,879,052	4,414,900	—	1,535,848		—
Total Common
stocks	—	—	—	—	$1,535,848		—
Totals	$210,073,124	$1,664,616,863	$1,601,869,093	$13,043,952	$1,535,848		$274,356,742

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations.

† Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund (Note 2). There were no realized or unrealized gains or losses during the period.

‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

** Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

Δ Security was not in affiliation as of the end of the reporting period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

38 Core Equity Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$180,000
Written equity option contracts (contract amount)	$130,000
Futures contracts (number of contracts)	1,000

Fair value of derivative instruments as of the close of the reporting period

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as
hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
			Payables, Net assets —
Equity contracts	Investments	$181,312	Unrealized depreciation	$7,526,688*
Total		$181,312		$7,526,688

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Total
Equity contracts	$261,940	$27,243,168	$27,505,108
Total	$261,940	$27,243,168	$27,505,108

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Total
Equity contracts	$(947,241)	$(11,542,559)	$(12,489,800)
Total	$(947,241)	$(11,542,559)	$(12,489,800)

Core Equity Fund 39

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America		JPMorgan Chase
	N.A.	BofA Securities, Inc.	Bank N.A.	Total
Assets:
Purchased options**#	$6,154	$—	$175,158	$181,312
Total Assets	$6,154	$—	$175,158	$181,312
Liabilities:
Futures contracts§	—	2,655,076	—	2,655,076
Written options#	573,232	—	429,355	1,002,587
Total Liabilities	$573,232	$2,655,076	$429,355	$3,657,663
Total Financial and Derivative	$(567,078)	$(2,655,076)	$(254,197)	$(3,476,351)
Net Assets
Total collateral received	$(148,967)	$—	$(254,197)
(pledged)##†
Net amount	$(418,111)	$(2,655,076)	$—
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(148,967)	$—	$(362,999)	$(511,966)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $8,472,947 respectively.

40 Core Equity Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $85,420,430 as a capital gain dividend with respect to the taxable year ended April 30, 2024, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated $43,701,000 of income eligible as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates $44,973,558, or the maximum amount allowable, of its taxable ordinary income earned as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $2,718,176 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2025 will show the tax status of all distributions paid to your account in calendar 2024.

Core Equity Fund 41

Shareholder meeting results (Unaudited)

November 27, 2023 special meeting

At the meeting, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
47,686,880	1,539,841	2,978,858

At the meeting, a new Sub-Management Contract for your fund between Putnam Investment Management, LLC and Putnam Investments Limited was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
47,383,994	1,674,502	3,147,084

All tabulations are rounded to the nearest whole number.

42 Core Equity Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Gregory G. McGreevey

Born 1962, Trustee since 2024

Principal occupations during past five years: Until 2023, Senior Managing Director, Investments, Invesco Ltd., a global investment firm.

Other directorships: Previously, a Director of Invesco Mortgage Capital, Inc., a publicly traded real estate investment trust.

Jennifer Williams Murphy*

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Mortgage Capital Corporation.

Core Equity Fund 43

44 Core Equity Fund

* Ms. Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP (“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP’s general partner and is a limited partner in RDP. A subsidiary of Franklin Templeton and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 33% of RDP as of October 31, 2023. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP’s general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed upon request to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. Ms. Murphy also is entitled to receive deferred cash compensation in connection with her prior employment by an affiliate of Franklin Templeton, which employment ended at the end of 2021. With regard to Ms. Murphy, the relationships described above may give rise to a potential conflict of interest with respect to the Funds.

† Mr. Reynolds is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. He is President of your fund and each of the other Putnam funds and holds direct beneficial interest in shares of Franklin Templeton, of which Putnam Management is an indirect wholly-owned subsidiary.

‡ Ms. Trust is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management by virtue of her positions with certain affiliates of Putnam Management.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2024, the Putnam family of funds included 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds. Each Trustee serves as Trustee of all funds in the Putnam family of funds. Ms. Trust also serves as Trustee of 123 other funds that are advised by one or more affiliates of Putnam Management.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Core Equity Fund 45

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Kevin R. Blatchford (Born 1967)	Martin Lemaire (Born 1984)
Vice President and Assistant Treasurer	Vice President and Derivatives Risk Manager
Since 2023	Since 2022
Director, Financial Reporting, Putnam Holdings	Risk Manager and Risk Analyst, Putnam Management

James F. Clark (Born 1974)	Denere P. Poulack (Born 1968)
Vice President and Chief Compliance Officer	Assistant Vice President, Assistant Clerk,
Since 2016	and Assistant Treasurer
Chief Compliance Officer, Putnam Management	Since 2004
and Putnam Holdings
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services, Putnam Holdings
Jonathan S. Horwitz (Born 1955)	and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Kelley Hunt (Born 1984)	Deputy General Counsel, Franklin Templeton, and
AML Compliance Officer	Secretary, Putnam Holdings, Putnam Management, and
Since 2023	Putnam Retail Management
Manager, U.S. Financial Crime Compliance,
Franklin Templeton

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer, other than Ms. Hunt, is 100 Federal Street, Boston, MA 02110. Ms. Hunt’s address is 100 Fountain Parkway, St. Petersburg, FL 33716.

46 Core Equity Fund

Fund information

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Barbara M. Baumann, Vice Chair	and Clerk
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Jonathan S. Horwitz
	Catharine Bond Hill	Executive Vice President,
Investment Sub-Advisor	Gregory G. McGreevey	Principal Executive Officer,
Putnam Investments Limited	Jennifer Williams Murphy	and Compliance Liaison
Cannon Place, 78 Cannon Street	Marie Pillai
London, England EC4N 6HL	George Putnam III	Kelley Hunt
	Robert L. Reynolds	AML Compliance Officer
Marketing Services	Manoj P. Singh
Putnam Retail Management	Mona K. Sutphen	Martin Lemaire
Limited Partnership	Jane E. Trust	Vice President and
100 Federal Street		Derivatives Risk Manager
Boston, MA 02110	Officers
	Robert L. Reynolds	Denere P. Poulack
Custodian	President, The Putnam Funds	Assistant Vice President,
State Street Bank		Assistant Clerk, and
and Trust Company	Kevin R. Blatchford	Assistant Treasurer
Vice President and
Legal Counsel	Assistant Treasurer	Janet C. Smith
Ropes & Gray LLP		Vice President,
	James F. Clark	Principal Financial Officer,
Independent Registered	Vice President and	Principal Accounting Officer,
Public Accounting Firm	Chief Compliance Officer	and Assistant Treasurer
PricewaterhouseCoopers LLP
Stephen J. Tate
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Core Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of the fund’s Quarterly Performance Summary, and the fund’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com or franklintempleton.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

This page left blank intentionally.

This page left blank intentionally.

Item 2. Code of Ethics:

a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments (Code of Ethics of Franklin Templeton effective March 4, 2024) with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In connection with the acquisition of Putnam Investments by Franklin Templeton, the Putnam Investments Code of Ethics was amended effective January 1, 2024 to reflect revised compliance processes, including: (i) Compliance with the Putnam Investments Code of Ethics will be viewed as compliance with the Franklin Templeton Code for certain Putnam employees who are dual-hatted in Franklin Templeton advisory entities (ii) Certain Franklin Templeton employees are required to hold shares of Putnam mutual funds at Putnam Investor Services, Inc. and (iii) Certain provisions of the Putnam Investments Code of Ethics are amended that are no longer needed due to organizational changes. Effective March 4, 2024, the majority of legacy Putnam employees transitioned to Franklin Templeton policies outlined in the Franklin Templeton Code.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2024	$60,327	$ —	$7,556	$ —
April 30, 2023	$62,262	$ —	$7,028	$ —

For the fiscal years ended April 30, 2024 and April 30, 2023, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $671,919 and $249,039 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2024	$ —	$664,363	$ —	$ —
April 30, 2023	$ —	$242,011	$ —	$ —

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 14. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2024

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 26, 2024